UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 19, 2021

E2open Parent Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39272	86-1874570
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9600 Great Hills Trail, Suite 300E

Austin, TX

(address of principal executive offices)

78759

(zip code)

866-432-6736

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ETWO	New York Stock Exchange
Warrants to purchase one share of Class A Common Stock at an exercise price of $11.50	ETWO WS	New York Stock Exchange

Item 8.01Other Events

General Meeting Dial-in Information

As previously announced, the special meeting of stockholders (the “Special Meeting”) of E2open Parent Holdings, Inc. (“E2open”) will be held on August 31, 2021 at 9:00 a.m. Eastern Time. On August 19, 2021, E2open issued a press release announcing that, due to the public health and safety concerns related to the coronavirus (COVID-19) pandemic and recommendations and orders from federal and New York authorities, stockholders of E2open will be able to join the Special Meeting remotely by teleconference. The purpose of the Special Meeting is to vote on certain proposals relating to the previously announced Share Purchase Deed by and among E2open, BluJay TopCo Limited (“BluJay”) and the sellers party thereto (the “Purchase Agreement”) and the transactions contemplated by the Purchase Agreement (the “Transaction”). A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The Special Meeting will be accessible by teleconference by dialing 833-780-7941 (U.S. domestic) or 704-815-6180 (international). The conference ID is 9235049. Stockholders will be able to ask questions to E2open’s management via the conference line.

All information about the General Meeting, including E2open’s definitive proxy statement, is available at www.proxydocs.com/ETWO

Additional Information

In connection with the Transaction, E2open has filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement, which was mailed to its stockholders. This Current Report on Form 8-K does not contain all the information that should be considered concerning the Transaction and is not intended to form the basis of any investment decision or any other decision in respect of the Transaction. E2open’s stockholders and other interested persons are advised to read the definitive proxy statement and other documents filed in connection with the Transaction, as these materials contain important information about E2open, BluJay and the Transaction. The definitive proxy statement and other relevant materials for the Transaction have been mailed to E2open’s stockholder of record. Stockholders will also be able to obtain copies of the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: E2open Parent Holdings, Inc., 9600 Great Hills Trail, Suite 300E, Austin, TX 78759.

Participants in the Solicitation

E2open and its directors and executive officers may be deemed participants in the solicitation of proxies from E2open’s stockholders with respect to the Transaction. A list of the names of those directors and executive officers and a description of their interests in E2open is contained in E2open’s filings with the SEC, including in E2open’s Annual Report on Form 10-K for the year ended February 28, 2021, which was filed with the SEC and is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to: E2open Parent Holdings, Inc., 9600 Great Hills Trail, Suite 300E, Austin, TX 78759. Additional information regarding the interests of such participants is also included in the definitive proxy statement for the Transaction.

BluJay and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of E2open in connection with the Transaction. A list of the names of such directors and executive officers and information regarding their interests in the Transaction is included in the proxy statement for the Transaction.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of E2open or BluJay, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements. Forward-looking statements generally relate to future events or E2open’s or BluJay’s future financial or operating performance. For example, projections of future growth, financial performance, and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by E2open and its management, and BluJay and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Transaction; (2) the outcome of any legal proceedings that may be instituted against E2open, BluJay, the combined company or others following the announcement of the Transaction and any definitive agreements with respect thereto; (3) the inability to complete the Transaction due to the failure to obtain approval of the stockholders of E2open, to obtain financing to complete the Transaction or to satisfy other conditions to closing; (4) changes to the proposed structure of the Transaction that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Transaction; (5) the ability to meet stock exchange listing standards following the consummation of the Transaction; (6) the risk that the Transaction disrupts current plans and operations of BluJay as a result of the announcement and consummation of the Transaction; (7) the ability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Transaction; (9) changes in applicable laws or regulations; (10) the possibility that BluJay or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) BluJay’s estimates of expenses and profitability; and (12) other risks and uncertainties set forth in E2open’s filings with the SEC, including in the section entitled “Risk Factors” and “Forward-Looking Statements” in E2open’s definitive proxy statement related to the Transaction or its Annual Report on Form 10-K for the year ended February 28, 2021.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither E2open nor BluJay undertakes any duty to update these forward-looking statements.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits. The following exhibits are provided as part of the Form 8-K.

Exhibit Number		Description

99.1	—	Press release, dated August 19, 2021
104	—	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the Requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

E2open Parent Holdings, Inc.

Date: August 19, 2021	By:	/s/ Laura L. Fese
Laura L. Fese
Executive Vice President and General Counsel

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